UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 2, 2008

MITSUI SUMITOMO INSURANCE GROUP
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Japan
(State or other jurisdiction of incorporation)

Not Applicable
(Commission File Number)	(IRS Employer Identification No.)
27-2, Shinkawa 2-chome
Chuo-ku, Tokyo 104-8252, Japan
(Address of principal executive offices)
(81-3) 3297-1111
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 8.01 Other Events.
This Form 8-K 15d-5 is being filed by Mitsui Sumitomo Insurance Group Holdings, Inc. (the “Company”) as its initial report to the Securities and Exchange Commission and as notice that the Company is subject to reporting obligations under Section 15(d) of the Securities Exchange Act of 1934, as amended.
On April 1, 2008, the Company was established as a holding company pursuant to a share transfer under the Corporation Law of Japan (the “Share Transfer”), to wholly own Mitsui Sumitomo Insurance Company, Limited (“MSI”). The shares of the Company issued pursuant to the Share Transfer had previously been registered under the Securities Act of 1933, as amended, by means of a registration statement on Form F-4 (File No. 333-148157) filed by MSI, acting on behalf of the Company. MSI, acting on behalf of the Company, filed the registration statement in connection with seeking shareholder approval of the Share Transfer at MSI’s shareholders meeting held on January 31, 2008. As the Company did not come into existence until the actual conduct of the Share Transfer on April 1, 2008, the Company is now filing this Form 8-K 15d-5.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 2, 2008

Mitsui Sumitomo Insurance Group Holdings, Inc.
By:	/s/ Yasuaki Tamai
Name:	Yasuaki Tamai
Title:	General Manager Shareholder Relations & Legal Dept.